UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016 (September 5, 2016)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 6, 2016, Navistar International Corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) describing the Framework Agreement Concerning Technology Licensing and Supply (the “License and Supply Framework Agreement”) and the Procurement JV Framework Agreement (the “Procurement JV Framework Agreement”) between Navistar, Inc. and Volkswagen Truck & Bus GmbH (“VW T&B”). The Company hereby amends its Initial Form 8-K in this Current Report on Form 8-K/A in order to include the License and Supply Framework Agreement and the Procurement JV Framework Agreement, which are filed, respectively, as Exhibit 10.4 and Exhibit 10.5 hereto and are incorporated herein by reference. Portions of Exhibit 10.4 and Exhibit 10.5 have been omitted pursuant to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Except for the filing of these Exhibits, no other amendments to the Initial Form 8-K are made by this Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit

10.4*	Framework Agreement Concerning Technology Licensing and Supply, dated as of September 5, 2016, between Navistar, Inc. and Volkswagen Truck & Bus GmbH.

10.5*	Procurement JV Framework Agreement, dated as of September 5, 2016, by and between Navistar Inc. and Volkswagen Truck & Bus GmbH.

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Curt A. Kramer
Name: Title:	Curt A. Kramer Corporate Secretary

Dated: September 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.4*	Framework Agreement Concerning Technology Licensing and Supply, dated as of September 5, 2016, between Navistar, Inc. and Volkswagen Truck & Bus GmbH.

10.5*	Procurement JV Framework Agreement, dated as of September 5, 2016, by and between Navistar Inc. and Volkswagen Truck & Bus GmbH.

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.